Exhibit 10.2

Execution Version

SEVENTH AGREEMENT TO AMEND THE FLOATING RATE NOTE SUPPORT AGREEMENT

THIS SEVENTH AMENDMENT is made as of this 22nd day of April, 2011.

WHEREAS, (a) Angiotech Pharmaceuticals, Inc. (“Angiotech”), (b) the entities listed in Schedule A (together with Angiotech, the “Companies” and each a “Company”), and (c) each of the other Consenting Noteholders party hereto, each Consenting Noteholder being a holder of and/or investment advisor or manager with investment discretion over Floating Rate Notes, executed a Floating Rate Note Support Agreement dated as of October 29, 2010 concerning the principal aspects of an Exchange of Floating Rate Notes (as amended by an Agreement to Amend the Floating Rate Note Support Agreement dated November 29, 2010, a Second Agreement to Amend the Floating Rate Note Support Agreement dated December 15, 2010, a Third Agreement to Amend the Floating Rate Note Support Agreement dated January 11, 2011, a Fourth Agreement to Amend the Floating Rate Note Support Agreement dated January 27, 2011, a Fifth Agreement to Amend the Floating Rate Note Support Agreement dated February 7, 2011 and a Sixth Agreement to Amend the Floating Rate Note Support Agreement dated February 22, 2011, the “Support Agreement”);

AND WHEREAS, the Consenting Noteholders party to this seventh amendment (the “Seventh Amendment”) wish to further amend the Support Agreement in the manner set out in this Seventh Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and the Consenting Noteholders party hereto hereby agree as follows:

1.	Capitalized Terms

Capitalized terms that are used but not otherwise defined herein shall have the meanings ascribed thereto in the Support Agreement.

2.	Consenting Noteholders Party to this Seventh Amendment

Each Consenting Noteholder party to this Seventh Amendment hereby represents and warrants, severally and not jointly, to each of the other parties to this Seventh Amendment (and acknowledges that each of the other parties to this Seventh Amendment is relying upon such representations and warranties) that as of the date hereof: (a) it either (i) is the sole legal and beneficial owner of the principal amount of Floating Rate Notes disclosed to Goodmans LLP as of such date, or (ii) has the investment and voting discretion with respect to the principal amount of Floating Rate Notes disclosed to Goodmans LLP as of such date; (b) it has the power and authority to bind the beneficial owner(s) of such Floating Rate Notes to the terms of this Seventh Amendment; and (c) it has authorized and instructed Goodmans LLP to advise Angiotech, in writing, of the aggregate amount of Floating Rate Notes held by the Consenting Noteholders that are party to this Seventh Amendment.

3.	Amendments to the Support Agreement

The Support Agreement is hereby amended as follows:

(a)	the definition of “Outside Date” on Schedule B to the Support Agreement is hereby deleted and replaced with the following:

“Outside Date” means May 12, 2011.

4.	Support Agreement to apply in full force and effect

Except as expressly modified by the terms of this Seventh Amendment, the terms and conditions of the Support Agreement shall continue to apply in full force and effect, unamended.

5.	Miscellaneous

(a)	This Seventh Amendment shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein, without regard to principles of conflicts of law. Each of the parties to this Seventh Amendment submits to the jurisdiction of the courts of the Province of Ontario in any action or proceeding arising out of or relating to this Seventh Amendment.

(b)	This Seventh Amendment may be signed in counterparts, each of which, when taken together, shall be deemed an original. Execution of this Seventh Amendment is effective if a signature is delivered by facsimile transmission or electronic (e.g., pdf) transmission.

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This Seventh Amendment has been agreed and accepted on the date first written above.

ANGIOTECH PHARMACEUTICALS, INC.

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey Title: Chief Financial Officer

AFMEDICA, INC.;

AMERICAN MEDICAL INSTRUMENTS HOLDINGS, INC.;

ANGIOTECH AMERICA, INC.;

ANGIOTECH BIOCOATINGS CORP.;

ANGIOTECH DELAWARE, INC.;

ANGIOTECH FLORIDA HOLDINGS, INC.;

ANGIOTECH PHARMACEUTICALS (US), INC.;

B.G. SULZLE, INC.;

MANAN MEDICAL PRODUCTS, INC.;

MEDICAL DEVICE TECHNOLOGIES, INC.; NEUCOLL, INC.;

QUILL MEDICAL, INC.;

SURGICAL SPECIALTIES CORPORATION;

SURGICAL SPECIALTIES PUERTO RICO, INC.; and

SURGICAL SPECIALTIES UK HOLDINGS LIMITED

By:	/s/ K. Thomas Bailey
Name: K. Thomas Bailey Title: President

ANGIOTECH INTERNATIONAL HOLDINGS CORP.; and 0741693 B.C. LTD.

By:	/s/ Jay Dent
Name: Jay Dent Title: President